                          EXHIBIT INDEX

Exhibit No.               Description                Page
----------  --------------------------------------     --------------

10(g)       Certificate stating that a copy of the     Filed Herewith
            report for the previous quarter has
            been filed with interested state
            commissions.

Financial
Statement
No.                     Description                    Page
---------   ------------------------------------- --------------

1-A         New England Electric System           Filed Herewith
            Consolidated Income Statement for the
            quarter ended March 31, 1999

1-B         New England Electric System           Filed Herewith
            Consolidated Balance Sheet as of
            March 31, 1999

2-A         New England Energy, Inc. Balance      Filed Herewith
            Sheet as of March 31, 1999

3-A         Granite State Energy, Inc. Income     Filed Herewith
            Statement for the quarter ended
            March 31, 1999

3-B         Granite State Energy, Inc. Balance    Filed Herewith
            Sheet as of March 31, 1999

4-A         New England Water Heater Co., Inc.    Filed Herewith
            Income Statement for the quarter
            ended March 31, 1999

4-B         New England Water Heater Co., Inc.    Filed Herewith
            Balance Sheet as of March 31, 1999

5-A         Weatherwise, USA, L.L.C. Income       Filed Herewith
            Statement for the quarter ended
            March 31, 1999

5-B         Weatherwise USA, L.L.C. Balance       Filed Herewith
            Sheet as of March 31, 1999

6-A         NEXUS Energy Software, Inc. Income    Filed Herewith
            Statement for the quarter ended
            March 31, 1999

6-B         NEXUS Energy Software, Inc. Balance   Filed Herewith
            Sheet as of March 31, 1999

7-A         Texas Liquids, L.L.C. Income          Filed Herewith
            Statement for the quarter ended
            March 31, 1999

7-B         Texas Liquids, L.L.C. Balance         Filed Herewith
            Sheet as of March 31, 1999

                          EXHIBIT INDEX

Exhibit No.               Description                Page
----------  --------------------------------------     --------------


8-A         AEDR Fuels, L.L.C. Balance Sheet as of     Filed Herewith
            March 31, 1999

9-A         AllEnergy Marketing Company, L.L.C.   Filed Herewith
            Consolidated Income Statement for the
            quarter ended March 31, 1999

9-B         AllEnergy Marketing Company, L.L.C.   Filed Herewith
            Consolidated Balance Sheet as of
            March 31, 1999